                                                                    EXHIBIT 10.9


                              BUCA VENTURES, INC.



                  PURCHASE AGREEMENT FOR SERIES A CONVERTIBLE
                            SUBORDINATED DEBENTURES
                          DATED AS OF AUGUST 1, 1994


  BUCA Ventures, Inc., a Minnesota corporation (the "Company") hereby agrees with each and all of the Purchasers executing this agreement (the "Agreement") as follows:

                                  SECTION I.
               ISSUANCE AND PURCHASE OF SUBORDINATED DEBENTURES

  1.1 Issuance of Debentures.  Subject to the terms and conditions of this
      -----------------------
Agreement, the Company agrees to issue and sell, and each Purchaser who executes a counterpart of this Agreement who thereby agrees to purchase, the dollar amount of Series A Convertible Subordinated Debentures (the "Series A Debentures") set forth opposite the Purchaser's signature at the foot of this Agreement. Series A Debentures shall be sold in the minimum quantity of $50,000 and multiples thereof. No Purchaser's right and obligation to purchase the Series A Debentures upon execution of this Agreement shall be contingent on any other person becoming a Purchaser of Series A Debentures hereunder. The maximum total face amount of Series A Debentures which may be issued by the Company hereunder to all Purchasers is One Million Eight Hundred Thousand Dollars ($1,800,000). There is no minimum sale amount which must be achieved.

  1.2 Closing and Delivery.  The Debentures shall be delivered and purchased as
      ---------------------
provided in this Agreement on a date (the "Closing Date") designated by the Company, which need not be the same for each Purchaser and which will not be later than October 1, 1994. Such delivery shall be against payment of the purchase price set forth opposite each Purchaser's signature at the foot of this Agreement. Payment shall be by check payable to the order of the Company. The Series A Debentures shall be in the form of Exhibit A attached hereto and hereby made a part hereof.

  1.3 Payments and Computations.  The Company shall make each payment under the
      --------------------------
Series A Debentures by check mailed not later than the day when due to the holder of the Series A Debentures, and if the holder of the Series A Debentures is the Purchaser, at his address stated at the foot of this Agreement. All computations of interest under the Series A Debentures shall be made on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days (including the first day but excluding the last day) elapsed.

  1.4 Payment on Non-Business Days.  Whenever any payment to be made under the
      -----------------------------
Series

A Debentures shall be stated to be due on a Saturday, Sunday or public holiday or the equivalent for banks generally under the laws of the State of Minnesota (any other day being a "Business Day"), such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest.

                                   SECTION 2
                   COMPANY'S REPRESENTATIONS AND WARRANTIES

  For the purpose of inducing the Purchasers to purchase the Series A Debentures hereunder, the Company makes the following representations and warranties to each Purchaser, which representations and warranties shall survive the delivery of the Series A Debentures hereunder:

  2.1 Good Standing.  The Company is a duly organized corporation in good
      --------------
standing under the laws of the state of Minnesota, with perpetual corporate existence, and has the corporate power and authority to own or lease its properties and to transact the business in which it is engaged or presently proposes to engage.

  2.2 Capital Stock.  The authorized capitalization of the Company consists of
      --------------
1,000,000 shares of $0.01 par value common capital stock ("Common Stock"), of which on the date hereof there are 600 shares issued and outstanding, all of which are duly authorized, validly issued, fully paid and nonassessable. The Company has no treasury shares, and the Company has no obligation for the repurchase of any of its outstanding shares of Common Stock. There are no outstanding rights, warrants, options or securities convertible into Common Stock of the Company or other rights to subscribe for or to purchase any Common Stock of the Company. Other than as contemplated hereby, there are no agreements with respect to the registration of shares of Common Stock of the Company under the Securities Act of 1933, as amended.

  2.3 Corporate Status of Subsidiaries.  The Company does not own or control,
      ---------------------------------
directly or indirectly, any other corporation, association or business organization except BUCA, Inc., a Minnesota corporation, BUCA (Eden Prairie), Inc., a Minnesota corporation and BUCA (Gannon Road), Inc., a Minnesota corporation, which are wholly owned subsidiaries (BUCA, Inc., BUCA (Eden Prairie), Inc., BUCA (Gannon Road), Inc. and any corporation, association or business organization which the Company controls directly or indirectly, other than Parasole Restaurant Holdings, Inc., is herein referred to as "Subsidiary" or "Subsidiaries"). The Subsidiaries are duly organized and validly existing corporations in good standing under the laws of Minnesota.

  2.4 Corporate Power and Authority.  The Company has the corporate power to
      ------------------------------
borrow and
to execute, deliver, and carry out the terms and provisions of this Agreement, the Series A Debentures and all instruments and documents delivered by it pursuant to this Agreement, and the Company has taken or caused to be taken all necessary corporate action (including but not limited to, the obtaining of any consent of stockholders required by law or by the Articles or Certificate of Incorporation or Bylaws of the Company and any Subsidiary) to authorize the execution, delivery, and performance of this Agreement, the borrowing hereunder, the making and delivery of the Series A Debentures, and the execution, delivery, and performance of the instruments and documents delivered by it pursuant to this Agreement.

  2.5 No Violation of Agreements.  Neither the Company nor any Subsidiary is in
      ---------------------------
default of any material obligation under any indenture, mortgage, deed of trust, agreement, or other instrument to which it is a party or by which it may be bound. Neither the execution and delivery of this Agreement, the Series A Debentures or any of the instruments and documents to be delivered pursuant to this Agreement, nor the consummation of the transactions herein and therein contemplated, nor compliance with the provisions hereof or thereof, will violate any material law or regulation, or any potential order or decree of any court or governmental instrumentality, or will conflict with, or result in the material breach of, or constitute a material default under, any indenture, mortgage, deed of trust, agreement, or other instrument to which the Company or any Subsidiary is a party or by which any of them may be bound, or result in the creation or imposition of any material lien, charge, or encumbrance upon any of the property of the Company or any Subsidiary thereunder, or violate any material provision of the Articles of Incorporation or Bylaws of the Company or any Subsidiary.

  2.6 No Litigation.  There are no actions, suits, or proceedings pending, or
      --------------
to the knowledge of the Company threatened, against or affecting the Company or any Subsidiary before any court, arbitrator, or governmental or administrative body or agency which might result in any material adverse change in the business, operations, properties, or assets or in the condition, financial or otherwise, of the Company or any Subsidiary.

  2.7 Financial Statements.  The balance sheet of BUCA, Inc. as at December 31,
      ---------------------
1993, and the related statement of income and surplus for the fiscal year ended on said date, heretofore or herewith delivered to each Purchaser, all present fairly (i) the financial position of BUCA, Inc. as at the date of such balance sheet, and (ii) the results of the operations of BUCA, Inc. for said fiscal year. All such financial statements have been prepared in accordance with generally accepted accounting principles applied on a basis consistently maintained throughout the period involved. Also herewith delivered to each Purchaser is the unaudited consolidated balance sheet and related statement of income of the Company for the interim period ended June 30, 1994. There has been no material adverse change in the assets, liabilities, properties, business and condition, financial or otherwise, of BUCA, Inc. since December 31, 1993 and the Company since June 30, 1994. The Company has incurred significant start-up costs associated with the opening of the restaurant owned by BUCA (Gannon Road), Inc. in late May, 1994 and expects to incur significant start-up costs in connection with the anticipated opening of the restaurant to be owned by BUCA (Eden Prairie), Inc. scheduled to be opened in February, 1995.

  2.8  Tax Liability.  The Company and its Subsidiaries have filed all tax
       --------------
returns which are required to be filed, and have paid all taxes which have become due pursuant to such returns or pursuant to any assessment received by them.

  2.9  Merger Discussions.  The Company has had preliminary discussions with the
       -------------------
management of Parasole Restaurant Holdings, Inc. ("Parasole"), a brother-sister corporation, relating to the merger of the Company into Parasole, after which the Company would be a wholly owned subsidiary of Parasole.

                                   SECTION 3
                                USE OF PROCEEDS

  The Company agrees that the proceeds of the sale of the Series A Debentures shall be used by the Company for the purposes of opening new restaurants to be owned by the Company and its Subsidiaries and the payment of debts of the Company and its Subsidiaries principally incurred in connection with improvements to real property occupied by BUCA (Gannon Road), Inc.

                                   SECTION 4
                                 SUBORDINATION

  4.1  Subordination to Senior Debt.  The indebtedness, including principal,
       -----------------------------
interest and premium, if any, evidenced by any Series A Debentures shall be subordinate and junior in right of payment, to the extent and in the manner herein set forth, to all indebtedness of the Company herein defined as Senior Debt. Senior Debt is defined as any indebtedness of the Company of any kind or nature which according to the terms of such indebtedness provides that it is senior in the right of payment to the Series A Debentures. Upon default in the payment of or in the performance of any other terms or obligations of any or all such Senior Debt, upon notice from the holder of such Senior Debt or the Company the Purchaser will not receive any payments of principal or interest or premium on the Series A Debentures will not take any action to assert, collect or enforce any right or obligation under the Series A Debentures until the holders of all Senior Debt have been paid in full. Upon maturity of any Senior Debt by lapse of time, acceleration or otherwise, all principal, premium (if any), and interest on all such matured Senior Debt shall first be paid in full before any payment on account of principal or interest or premium, if any, is made upon any Series A Debentures.

  4.2  Liquidation, etc.  In the event of any insolvency, bankruptcy,
       -----------------
liquidation, reorganization or other similar proceedings, or any receivership proceedings in connection therewith, relative to the Company or its property, and in the event of any proceedings for voluntary liquidation, dissolution, or other winding up of the Company, whether or not involving insolvency or bankruptcy proceedings, then all principal, premium (if any) and interest due on Senior Debt shall first be paid in full, or such payment shall have been provided for, before any payment on account of principal or interest or premium is made upon any Series A Debentures. Any payment or distribution of any kind or character, whether in cash, property, stock, or obligations, which may be payable or deliverable in respect of the Series A Debentures in any of the proceedings referred to in the first sentence of this Section 4.02 shall be paid or delivered directly to the holders of Senior Debt (or to a banking institution selected by the court or person making the payment or delivery or designated by any holder of Senior Debt) for application in payment thereof, unless and until all principal and interest and premium (if any) on all Senior Debt shall have been paid in full, or such payment shall have been provided for; provided
                                                                 --------
however, that:
--------

       (i) In the event that payment or delivery of such cash, property, stock or obligations to the holders of the Series A Debentures is authorized by an order or decree giving effect, and stating in such order or decree that effect is given, to the subordination of the Series A Debentures to Senior Debt, and made by a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy or reorganization law, no payment or delivery of such cash, property, stock or obligations payable or deliverable with respect to the Series A Debentures shall be made to the holders of Senior Debt; and
  (ii) No such delivery shall be made to holders of Senior Debt of stock or obligations which are issued pursuant to reorganization proceedings or dissolution or liquidation proceedings, or upon any merger, consolidation, sale, lease, transfer or other disposal not prohibited by the provisions of this Agreement, by the Company, as reorganized, or by the corporation succeeding to the Company or acquiring its property and assets, if such stock or obligations are subordinate and junior at least to the extent provided in this Section 4 to the payment of all Senior Debt then outstanding and to the payment of any stock or obligations which are issued in exchange or substitution for any Senior Debt then outstanding.

  4.3  Senior Debt Default.  The Company shall not make any payment of principal
       --------------------
or interest or premium on, or purchase or acquire for value, any of the Series A Debentures during the continuance of any default in the payment of principal of or interest or premium or any other obligation on or under any Senior Debt.

  4.4  Company's Obligations Unimpaired.  The provisions of this Section 4 are
       ---------------------------------
for the purpose of defining the relative rights of the holders of Senior Debt on the one hand, and the holders of the Series A Debentures on the other hand, and as between the Company and the holders of the Series A Debentures nothing herein shall impair the obligation of the Company, which is unconditional and absolute, to pay the holders thereof the principal thereof and interest and premium, if any, thereon in accordance with their terms and the terms of the related agreements, nor shall anything herein prevent the holder of any Series A Debentures from exercising all remedies otherwise permitted by applicable law upon default thereunder, subject to the rights, under this Section 4, of holders of Senior Debt in respect of cash, property, stock or other securities received upon the exercise of such remedies.

  4.5  Subordination Unimpaired.  No right of any present or future holder of
       -------------------------
Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act in good faith by any such holder, or by any noncompliance by the Company with the terms, provisions, and covenants of any agreement relating to Senior Debt, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                                   SECTION 5
                             CONDITIONS PRECEDENT

  The obligation of each Purchaser to purchase Series A Debentures in the amount set forth opposite his signature below shall be subject to satisfaction of the following conditions precedent on or prior to the Closing Date:

  5.1  Debentures.  The Company shall have executed and delivered the Series A
       -----------
Debentures.

  5.2  Correctness of Warranties.  All representations and warranties herein or
       --------------------------
otherwise made to the Purchaser in connection herewith shall be true and correct.

  5.3  No Event of Default.  There shall exist no Event of Default as defined
       --------------------
herein and no condition, event, or act which, with notice or lapse of time or both, would constitute an Event of Default.

                                   SECTION 6
                             BORROWER'S COVENANTS

  Until the Series A Debentures and any other indebtedness to the Purchasers pursuant to this Agreement are paid in full, unless specifically waived as provided in Section 11.3:

  6.1  Financial Statements and Other Information.  The Company shall furnish to
       -------------------------------------------
each Purchaser:

          (A) As soon as practicable and in any event within 45 days after the close of each of the first three quarters of each fiscal year of the Company, an unaudited consolidated balance sheet of the Company and its Subsidiaries, a consolidated statement of income of the Company and its Subsidiaries and a consolidated statement of changes in financial position of the Company and its Subsidiaries, as at the end of and for the period commencing at the end of the previous fiscal year and ending with such quarter, and for the period commencing at the end of the previous quarter and ending with such quarter, setting forth in comparative form the corresponding figures for the same periods of the preceding fiscal year, all in reasonable detail;

          (B) As soon as practicable and in any event within 120 days after the close of each fiscal year of the Company, a consolidated balance sheet of the Company and its subsidiaries, a consolidated statement of income of the Company and its Subsidiaries and a consolidated statement of changes in financial position of the Company and its Subsidiaries, as at the end of and for the fiscal year just closed, setting forth the corresponding figures of the previous fiscal year in comparative form, all in reasonable detail; and it is understood and agreed that none of the foregoing financial statements need be audited;

          (C) As soon as practicable and in any event within 120 days after the close of each fiscal year of the Company, a certificate signed by the chief financial officer of the Company, stating (i) that a review of the activities of the Company and its Subsidiaries during such period has been made under their immediate supervision with a view to determining whether the Company has observed, performed and fulfilled all of its obligations under this Agreement, and (ii) that there existed during such period no Event of Default and no act, condition, or event which, with the giving of notice or lapse of time, or both, as specified in Section 10 hereof, would constitute an Event of Default, or if any such Event of Default, act, condition, or event existed, specifying the nature thereof, the period of existence thereof and what action the Company proposes to take, or has taken, with respect thereto;

          (D) Promptly upon the issuance thereof, copies of all periodic reports to or from the Securities and Exchange Commission or any securities exchange, and all reports, notices, or statements sent to its stockholders;

          (E) Promptly upon the commencement thereof, written notice of any litigation, including arbitrations, and of any proceedings before any governmental agency which would, if successful, materially affect the Borrower or the Subsidiary, or where the amount involved exceeds $100,000 and is not acknowledged by an insurance carrier to be covered in full (subject to any applicable deductible) by insurance maintained by the Company.

  6.2  Taxes and Claims.  The Company shall duly pay and discharge, and shall
       -----------------
cause each of its Subsidiaries to pay and discharge, (a) all taxes, assessments, and governmental charges upon or against the Company or its Subsidiaries or their respective properties or assets prior to the date on which penalties attach thereto, unless and to the extent that such taxes are being diligently contested in good faith and by appropriate proceedings, and (b) all lawful claims, whether for tort damages, labor, materials, supplies, services, repairs, wages or otherwise, which might or could, if unpaid, become a lien or charge upon the properties or assets of the Company or its Subsidiaries, unless and to the extent only that the same are being diligently contested in good faith and by appropriate proceedings.

  6.3  Insurance.  The Company shall and shall cause its Subsidiaries to keep
       ----------
all of its properties adequately insured at all times with responsible insurance carriers against loss or damage by fire and other hazards, and maintain adequate insurance at all times with responsible insurance carriers against liability on account of damage to persons and property and under all applicable worker's compensation laws.

  6.4  Books and Records.  The Company shall and shall cause its Subsidiaries to
       ------------------
maintain, at all times, books, records, and accounts of its transactions in accordance with generally accepted accounting principles.

  6.5  Properties in Good Condition.  The Company shall keep, and shall cause
       -----------------------------
its Subsidiaries to keep its properties in reasonable repair, working order and condition and, from time to time, make all economic repairs, renewals, replacements, and improvements thereto, so that the business carried on may be properly and advantageously conducted at all times in accordance with prudent business management.

  6.6  Pay Indebtedness of Company and Perform Other Covenants.  The Company
       --------------------------------------------------------
shall (a) make full and timely payment of the principal of and interest on each Series A Debenture, and (b) duly comply with all the terms and covenants contained in each of the instruments and documents given to the Purchaser in connection with or pursuant to this Agreement, all at the times and places and in the manner set forth therein.

                                   SECTION 7
                          CONVERSION TO COMMON STOCK

  7.1  Right to Convert.  The holder of any Series A Debentures shall have the
       ----------------
right to convert all and not less than all of any Series A Debentures into that number of shares of common capital stock of the Company or in the case of merger of the Company into or with any other entity so that the Company becomes a wholly owned subsidiary of such other entity (such other entity hereinafter is referred to as "Parent"), that number of shares of common capital stock of the Parent, whichever first has an initial public offering of its common stock ("IPO"), into that number of shares that the face amount of the Series A Debenture will purchase at a discount from the public offering price in the IPO of (a) 30% if the IPO's effective date occurs on or prior to August 1, 1997; (b) 40% if the IPO's effective date occurs after August 1, 1997 but on or prior to August 1, 1999; and (c) 50% if the IPO's effective date occurs after August 1, 1999 but before July 30, 2001. Such a conversion may be elected by the holder at the time of the effective date of any such public offering and for one year thereafter (but no later than July 30, 2001), time being of the essence.

  7.2 Procedure for Conversion.  In order to convert any Series A Debentures,
      -------------------------
the holder thereof shall surrender such Series A Debentures to the Company at its office at the address stated herein (or such other office as the Company may designate by notice in writing to the holders of the Series A Debentures), accompanied by a written statement designating the principal amount of such Series A Debentures, and the notice and opinion of legal counsel which may be required by Section 7.7 hereof. Within a reasonable time, not exceeding ten days after the receipt of the written statement and surrender of such Series A Debentures as aforesaid, the Company shall issue and deliver to the holder thereof (hereinafter in this subsection, the term "holder" shall include the nominee of any such holder), registered in the name of such holder, a certificate or certificates for the number of full shares of common stock issuable upon the conversion of such Series A Debentures, bearing any restrictive legend which may be required by Section 7.6. Such Series A Debentures shall have been surrendered as of the date received by the Company, and at such time the rights of the holder of such Series A Debentures as such holder shall cease, and the person or persons in whose name or names any certificate or certificates for shares of common stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

  7.3 No Fractional Shares.  Anything contained herein or any Series A
      ---------------------
Debentures to the contrary notwithstanding, the Company or the Parent shall not be required to issue any fraction of a share in connection with the conversion of a Series A Debentures, but in any case where any holder of a Series A Debentures would, except for the provisions of this Section 7.3, be entitled under the terms of this Agreement to receive a fraction of a share upon the conversion of Series A Debentures, the Company may elect to pay a sum in cash equal to the value of such fraction.

  7.4 Shares Fully Paid.  The Company covenants and agrees that all shares of
      ------------------
common stock which may be issued upon the conversion of any Series A Debentures will, upon issuance, be duly and validly issued and fully paid and nonassessable and free from all issuance or stock transfer taxes, liens, and charges with respect to the issue thereof. The Company further covenants and agrees that it will at all times have authorized, and reserved and kept available solely for the purpose of issuance upon the conversion of the Series A Debentures as herein provided, a sufficient number of shares of its common stock as shall then be issuable upon the conversion of all outstanding Series A Debentures.

  7.5  Issuance Tax and Expenses.  The Company or the Parent shall pay all
       --------------------------
expenses, issuance taxes and other charges payable in connection with the preparation, execution and delivery of certificates for common stock issuable upon each conversion of any Series A Debentures, except that, in case any such certificate shall be registered in a name or names other than the name of the holder of such Series A Debentures, funds sufficient to pay all stock transfer taxes which shall be payable upon the execution and delivery of such certificate shall be paid by such holder to the Company or the Parent at the time of the surrender of such Series A Debentures for conversion.

  7.6  Legends.  Each stock certificate issued upon the conversion of any Series
       -------
A Debenture shall be stamped or imprinted with a legend in substantially the following form:

  "The transfer of these securities is subject to the terms and conditions specified in the BUCA Ventures, Inc. Purchase Agreement for Series A Convertible Subordinated Debentures dated as of August 1, 1994, a complete and correct conformed copy of which will be furnished to the holder of such securities upon written request and without charge. These securities have not been registered under the Securities Act of 1933 or any applicable state securities statutes and may be offered and sold only if registered pursuant to the provisions of such Act or statutes or if an exemption from registration is available."

  The outstanding stock of the Company or the Parent evidenced by a certificate or certificates bearing such legend is herein sometimes called "Legend Stock." Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution under a registration statement of the securities represented thereby) shall also bear such legend unless in the opinion (addressed to such holder and the Company) of such holder's counsel acceptable to the Company, the securities represented thereby need no longer be subject to the restrictions contained in this Section 7.

  7.7  Notice and Opinion of Counsel.  The Series A Debentures and the Legend
       ------------------------------
Stock to be issued upon such conversion thereof shall not be transferable except upon the conditions specified in this Section 7.7. Each holder of any Series A Debentures or Legend Stock, by acceptance thereof, agrees, prior to any transfer of such Series A Debentures or Legend Stock or concurrently with any conversion of such Series A Debentures, to give written notice to the Company expressing such holder's intention to effect such transfer or conversion and describing briefly the manner of the proposed transfer or, in the case of such conversion, such holder's intention as to the disposition (and the intended method thereof) or retention to be made of common stock issuable upon the proposed conversion, together, if registration of such Series A Debentures or Legend Stock, with a copy of the opinion of counsel selected by such holder and reasonably satisfactory to the Company or the Parent (addressed to such holder and the Company or Parent) as to the exemption from registration under the Securities Act of such proposed transfer or disposition or retention upon such proposed conversion. If in the opinion of such counsel, the proposed transfer of such Series A Debentures or Legend Stock, or the proposed disposition or retention of common stock to be issued upon such conversion, may be effected without such registration of such Series A Debentures or of such Legend Stock or of such common stock under the Securities Act, such holder shall be entitled to transfer such Series A Debentures or Legend Stock or to dispose of or retain such common stock to be issued upon conversion, all in accordance with the terms of the notice delivered by such holder to the Company or the Parent. Unless in the opinion of such counsel subsequent disposition by such holder or by others of the common stock to be issued upon conversion or of the Legend Stock to be so transferred may require such registration, the Company or the Parent will promptly upon such conversion or transfer deliver certificates for common stock not bearing a legend of the character set forth above. If the proposed transfer of such Series A Debentures or Legend Stock, or the proposed disposition (including retention) of the common stock to be issued upon such conversion, may not be effected without such registration of such Series A Debentures, Legend Stock, or such common stock, the holder thereof shall not be entitled to transfer such Series A Debentures or such Legend Stock until such registration is in effect.

                                   SECTION 8
                              REGISTRATION RIGHTS

  If the Company or the Parent proposes (whether or not for its own account) to register any of its securities under the Securities Act in an S-1 or equivalent form registration holders of Legend Stock and holders of Series A Debentures shall have the opportunity to include in such registration statement and offering any shares of the Legend Stock then outstanding or into which a Series A Debentures is convertible. The Company's obligation under this Section 8 shall be limited to registrations as to which a registration statement is to be filed on or before two years and six months after the purchase of any Debenture. Subject to the provisions of this Agreement, the Company will use its reasonable efforts to cause all of the shares of common stock of the Company or the Parent for which any Series A Debenture holder or holder of Legend Stock has requested the registration to be registered under the Securities Act to the extent required to permit the disposition by any such shareholder or Series A Debenture holder; provided, that if such registration shall be in connection with an underwritten public offering and the managing underwriter or underwriters shall advise the Company or the Parent that in their opinion the securities requested to be included by such shareholders or Series A Debenture holders or the number of shares of such securities requested to be included by such shareholders or Series A Debenture holders, in any way adversely affects the proposed offering by the Company or the Parent, then based upon such advice, such shares will either be excluded from the registration and offering or the number of shares of shareholders and Series A Debenture holders requested to be registered in the offering will be reduced pro rata to their total holdings of shares of Legend Stock issued and into which Series A Debentures are convertible. The Company shall not be required to maintain the effectiveness of any registration statement for a period in excess of the completion of the distribution for which notice is given. In connection with any registration hereunder, any selling shareholders will furnish promptly to the Company or the Parent in writing such information with respect to themselves and the proposed distribution as will be reasonably necessary in order to insure compliance with Federal and applicable state securities laws. Any selling shareholders and Series A Debenture holders shall pay all of their expenses, the underwriting discount, selling commissions and the expenses of the underwriters incurred in connection with inclusion of their shares in any such registration. They shall also reimburse the Company for the incremental cost, on a per share basis, of all registration and filing fees, Blue Sky fees and expenses, printing expenses, listing fees, fees and disbursements of counsel and independent public accountants for the Company or the Parent, fees of transfer agents and registrars and other expenses incurred by the Company or the Parent allocable to the offer or sale of shares of common stock to be registered on behalf of the shareholders and Series A Debentures holders. In the event that such stock is not registered and sold in such an offering, the holder thereof agrees to abide by any restrictions required by the underwriter of such stock in order to sell any such shares of Legend Stock for a period of up to 180 days after the effective date of any such public offering.

  If at any time after the date hereof there continues to exist any outstanding Debenture or Legend Stock and an event occurs under Section 8 hereof pursuant to which a holder of a Debenture or Legend Stock shall have registration rights under said Section 8, the Company shall cause to be mailed (by first class mail, postage prepaid) to each holder of an outstanding Debenture at such holder's last address as shown on the register of the Company and to each holder of outstanding Legend Stock at such holder's last address as shown on the register of the Company, at the earliest practicable time and in any event, not less than 45 days before the anticipated effective date of any registration statement filed or to be filed with the Securities and Exchange Commission ("SEC") which notice shall offer holders of such Legend Stock or any Debenture the opportunity to include in the registration statement any shares of Legend Stock held by a stockholder or any shares of Legend Stock into which any Debenture is convertible held by any Debenture holder (a "Piggyback Registration"). Upon such event, any holder of Legend Stock and any Debenture holder shall have 30 days to elect to take advantage of the Piggyback Registration rights provided in Section 8 hereof by notice to the Company.

                                   SECTION 9
                         REPRESENTATIONS OF PURCHASER

  You represent to the Company that: (a) you are purchasing the Series A Debentures for your own account, for investment and with no present intention of distributing the Series A Debentures or any part thereof; (b) you are an "accredited investor" as that expression is used in the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder; (c) you are a resident of the State of Minnesota; (d) you acknowledge that the Company is in the development stage with two operating restaurants, one opened on July 7, 1993, and the other on May 24, 1994, that other than the operations of these two restaurants, it has no operating history and that the restaurant business is a risky business with a high failure rate; (e) you or your financial advisor have received such information with respect to the Company and its projected performance as you deem necessary for the purpose of purchasing the Series A Debentures and you or your financial advisor desire no further information and desire to ask no further questions of the management of the Company; and (f) you acknowledge that you are not relying on any representations or warranties with respect to the transactions contemplated by this Agreement except as expressly set forth in this Agreement. Purchaser understands that he has no voting rights as a holder of the Series A Debentures; that the Company may issue or incur additional debt in unlimited amounts which may be senior to or on a par with the Series A Debentures; that the Company may be merged into a subsidiary of Parasole and if so, only the surviving entity and not Parasole would be liable for payment of the Series A Debentures; and that there is no assurance the Company or the Parent will have an initial public offering of their common stock.

                                  SECTION 10
                        EVENTS OF DEFAULT AND REMEDIES

  10.1  Events of Default.  If any one or more of the following events (herein
        ------------------
called "Events of Default") shall occur for any reason whatsoever:

          (A) The Company fails to pay any installment of principal of, or interest on, any Series A Debentures within 30 days of the date when due;

          (B) Any representation or warranty made by the Company herein shall prove to have been incorrect in any material respect when made; or

          (C) The Company shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed and any such failure shall remain unremedied for 30 days after written notice thereof shall have been given to the Company by the holders of 50% or more in aggregate principal amount of the Series A Debentures; or

          (D) The Company or any Subsidiary shall fail to pay any indebtedness of the Company or any Subsidiary for borrowed money when due at scheduled maturity or by acceleration and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such debt after giving effect to any amendment, modification or waiver; or

          (E) The Company or any Subsidiary shall admit in writing its inability to pay its debts, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Company or any Subsidiary seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking appointment or a receiver, trustee, or other similar official for it or for any substantial part of its property that has not been dismissed within ninety (90) days; or the Company or any Subsidiary shall take any corporate action to authorize any of the actions set forth above in this paragraph E.

  Then, and in any such event, and at any time thereafter, if such or any other Event of Default shall then be continuing, each Purchaser or holder of a Series A Debenture may, at his option, declare each Series A Debenture held by him to be due and payable, whereupon the maturity of the then unpaid balance of the Series A Debentures covered by such declaration shall be accelerated and the same, and all interest accrued thereon, shall forthwith become due and payable without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Series A Debentures to the contrary notwithstanding.

  10.2  Suits for Enforcement.  In case any one or more Events of Default shall
        ----------------------
occur and be continuing, a Purchaser may proceed to protect and enforce its rights or remedies either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement, or other provision contained herein, in the Series A Debentures, or in any document or instrument delivered in connection with or pursuant to this Agreement, or to enforce the payment of the Series A Debentures or any other legal or equitable right or remedy.

  10.3  Rights and Remedies Cumulative.  No right or remedy herein conferred
        -------------------------------
upon a Purchaser is intended to be exclusive of any other right or remedy contained herein, in any of the

Series A Debentures or in any instrument or document delivered in connection with or pursuant to this Agreement, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

  10.4  Rights and Remedies not Waived.  No course of dealing between the
        -------------------------------
Company and a Purchaser or any failure or delay on the part of a Purchaser in exercising any rights or remedies hereunder shall operate as a waiver of any rights or remedies of the Purchaser or the holder of any of the Series A Debentures and no single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

                                  SECTION 11
                           MISCELLANEOUS PROVISIONS

  11.1  Costs, Expenses and Taxes.  The Company shall pay on demand the
        --------------------------
reasonable costs and expenses, if any, of the Purchasers in connection with the reasonable enforcement action of this Agreement or any of the Series A Debentures; provided, such purchasers are successful in such action and that the
            ---------
Company shall in no case be obligated to pay the attorney's fees of more than one attorney or law firm acting on behalf of Purchasers, it being understood that any separate counsel retained by a Purchaser shall be at their own expense.

  11.2  Notices, Etc.  All notices and other communications provided for
        -------------
hereunder shall be in writing and mailed or delivered, if to the Company, at its address at 3001 Hennepin Avenue South, Suite 301A, Minneapolis, Minnesota 55408,
Attention: Peter J. Mihajlov; and if to a Purchaser, at the address set forth beneath their signature on this Agreement; or, as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall, when mailed, be effective when deposited in the mails, addressed as aforesaid.

  11.3  Amendments, Waivers, Consents.  No amendment or waiver of any provision
        ------------------------------
of this Agreement or any Series A Debenture, or consent to any departure by the Company therefrom, shall in any event be effective unless the same shall be in writing and signed by the holders of two-thirds of the voting power of the Series A Debentures, such voting power being one vote for each dollar of principal amount of indebtedness evidenced by the outstanding Series A Debenture being affected then held. Each waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

  11.4  Binding Effect; Governing Law.  This Agreement shall be binding upon and
        ------------------------------
inure to the benefit of the Company and each Purchaser and their respective successors and assigns, except that the Company and any Purchaser shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the other party. This Agreement and the Series A Debentures shall be governed by, and construed in accordance with, the laws of the State of Minnesota. Different counterparts of this Agreement may be executed at different times by the Company and various Purchasers, but all counterparts together shall constitute one and the same instrument and Agreement.

  11.5  Captions.  The captions of the various Sections and paragraphs of this
        ---------
Agreement have been inserted only for convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge, or restrict any of the provisions of this Agreement.

  11.6  Restrictions on Transfer.  Each Series A Debenture and certificate for
        -------------------------
common stock issued upon conversion of any Series A Debenture shall be stamped or otherwise imprinted with a legend in substantially the following form:


  The securities represented hereby have not been registered under the Securities Act of 1933 or any state securities statute and may be offered or sold only if registered pursuant to the provisions of such Act and statutes or if an exemption from registration is available.


  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                     BUCA VENTURES, INC.

Dated September 30, 1994             By: /s/ Don W. Hays
      ------------                       ------------------------------
                                         Don W. Hays, Chief Executive
                                         Officer

Dated September 30, 1994             By: /s/ Peter J. Mihajlov
      ------------                       ------------------------------
                                         Peter J. Mihajlov, Chief
                                         Financial Officer

Face Amount of Series A
Debentures Being Purchased:          Purchaser:

$50,000                              ACKY-BUCA PARTNERSHIP
 ------                              ----------------------------------
                                     Name:  c/o The Ackerberg Group
                                     Address:  1422 West Lake Street, Suite 300
                                     Dated: September 30, 1994
                                            ------------

                                   EXHIBIT A

                              BUCA VENTURES, INC.

                  SERIES A CONVERTIBLE SUBORDINATED DEBENTURE

                            8% - Due  July 30, 2001

          THE SECURITIES EVIDENCED BY THIS DEBENTURE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES STATUTE AND MAY BE OFFERED OR SOLD ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF SUCH ACT AND STATUTES OF IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED IN THE PURCHASE AGREEMENT FOR SERIES A CONVERTIBLE SUBORDINATED DEBENTURES DATED AUGUST 1, 1994, A COMPLETE AND CORRECT CONFORMED COPY OF WHICH WILL BE FURNISHED TO THE HOLDER OF SUCH SECURITIES UPON WRITTEN REQUEST AND WITHOUT CHARGE.


  BUCA Ventures, Inc., a Minnesota corporation (the "Company"), for value received, hereby promises to pay to the order of Acky-Buca Partnership the
                                                 ---------------------
principal sum of Fifty thousand & no/100 Dollars ($50,000.00) in lawful money of
                 -----------------------           ---------
the United States on July 30, 2001 at the principal office of the Company; and the Company further hereby promises to pay interest thereon from the date hereof to and including December 31, 1996 at a fixed annual rate of eight percent (8%) and thereafter until this Debenture is paid in full the fixed annual rate at which interest shall accrue shall be adjusted on January 1 and July 1 of each year (the "Adjustment Date") commencing January 1, 1997 to equal one percent
(1) in excess of the rate announced or published by First Bank National Association as being its reference or prime rate in effect on the banking day immediately prior to the Adjustment Date, provided, however, under no circumstances shall the fixed annual rate of interest ever be less than eight percent (8%) or greater than twelve percent (12%). The first interest payment due on this Debenture shall be paid on December 31, 1994, thereafter interest shall be payable quarterly on April 1, July 1, October 1, and January 1 of each year until July 30, 2001 at which time the unpaid principal hereunder plus all accrued and unpaid interest and premium shall be due and payable.

  The holder of this Debenture may elect to have this Debenture paid in full on July 30, 1999 by delivering this Debenture to the Company for payment. In such event, the holder shall be entitled to a premium payment from the Company equal to ten percent (10%) of the original principal sum of this Debenture. In the event that the holder hereof holds this Debenture until maturity, the holder shall be entitled in addition to all unpaid principal and interest, a premium payment from the Company equal to twenty percent (20%) of the original principal sum of this Debenture.

  This Debenture arises out of and is entitled to and subject to all of the terms and conditions of the BUCA Ventures, Inc. Purchase Agreement for Series A Convertible Subordinated Debentures dated as of August 1, 1994 (the "Agreement"), a copy of which is available from the Company to any holder hereof, and which contains, among other things, provision for acceleration by the holder of the maturity hereof and the subordination of the indebtedness evidenced by this Debenture.

  Subject to the terms of the Agreement, the holder of this Debenture is entitled at his option to convert the principal amount due under this Debenture into fully paid and nonassessable shares of common stock of the Company or the Parent as provided in the Agreement. No payment or adjustment shall be made on conversion for interest accrued or for dividends on securities issued upon conversion.

  IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers this 30th day of September, 1994.
                                  ----        ---------


                                          BUCA VENTURES, INC.


                                          By:     /s/ Don W. Hays
                                               -----------------------------
                                               Don W. Hays, Chief Executive
                                               Officer


                                          By:    /s/ Peter J. Mihajlov
                                               -----------------------------
                                               Peter J. Mihajlov, Chief
                                               Financial Officer